Investment in Securities (Summary of Investment in Securities) (Detail) - JPY (¥) ¥ in Millions		Dec. 31, 2019	Mar. 31, 2019
Investments, Debt and Equity Securities [Abstract]
Equity securities	[1]	¥ 537,004	¥ 549,047
Trading debt securities		1,371	1,564
Available-for-sale debt securities		1,576,349	1,264,244
Held-to-maturity debt securities		113,880	114,061
Total		¥ 2,228,604	¥ 1,928,916

[1]	The amount of assets under management of variable annuity and variable life insurance contracts included in equity securities were ¥324,220 million and ¥0 million as of March 31, 2019 and December 31, 2019, respectively. The amount of investment funds that are accounted for under the equity method included in equity securities were ¥75,923 million and ¥0 million as of March 31, 2019 and December 31, 2019, respectively. The amount of investment funds elected for the fair value option included in equity securities were ¥5,811 million and ¥0 million as of March 31, 2019 and December 31, 2019, respectively.